united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska   68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI CALENDAR EFFECTS FUND

SEMI-ANNUAL REPORT

DECEMBER 31, 2015

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

We are pleased to present the semi-annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the six months ended December 31, 2015.

For those few who only open their statements at the end of year to prepare for tax time, 2015 was a yawn. But for those who look at their portfolios more often (given how ubiquitous smart phones and stock tickers are nowadays), you are happy that the roller-coaster ride is over and you are back where you started from (at least as far as the calendar is concerned).

2015 ended with a whimper on Wall Street. The S&P 500 was up only about 1% for the year, digging itself out of a large deficit at the end of the 3rd quarter. As we anticipated, the Santa Claus rally came, albeit early, to add approximately 7% for the 4th quarter. With all the dramatic twists and turns throughout the year, the stock market at 12/31/15 was only down 4% from its all-time high in May, and it was no higher than it was 13 months ago at the end of the last round of Quantitative Easing by the Federal Reserve (QE3).

Is there more volatility in store for us in 2016? Here are the three things you need to watch:

If you own individual stocks, and you have reviewed your performance for the year, you will probably notice that more of your stocks are down than are up. Moreover, only a few stocks may be responsible for the vast majority of any gains. That is because we are in the midst of a stealth bear market which started in 2015. Specifically, if you look at all the stocks in the Russell 3000 index (which represents 98% of the U.S. stock market), the median stock is down over 20% from its 52-week high, which is one classic definition of a bear market. It has been the outperformance of a handful of stocks which has kept the (capitalization-weighted) indices, such as the S&P 500, in check. CNBC’s Jim Cramer, for instance, calls this handful of stocks his FANG stocks: Facebook, Amazon, Netflex, and Google. Take away the performance of these few companies and the results for the indices for 2015 would have been much worse. The question becomes: Will those few companies capitulate and a true bear market ensue, or will those few companies hold up the stock market long enough for any economic trouble to work itself out and the market again resume its upward trajectory?

For many months the stock market has been guessing as to whether/when the Federal Reserve will start raising interest rates. In December, the Fed finally decided to pull the trigger. The last round of quantitative easing ended some time ago (and the market has been flat since then, as we mentioned above) but a sustained uptick in rates might be the catalyst for a marked decline in the market. The Federal Reserve seems to have become the final arbiter for the performance of the stock market, as any declines in the indices have led to calls for new rounds of monetary easing. The business cycle and the free market have taken a back seat to the heavy hand and firepower of a non-governmental entity that can print money at will. Typically, interest rates increase as the economy heats up, but looking at most economic indicators this past year tells us that our economic growth is tepid at best. The Federal Reserve’s planned interest rate increases in 2016 may be enough to throw us into recession, at which time they will likely have to reverse course and, once again, lower interest rates or introduce more quantitative easing. Reading the tea leaves of the Federal Reserve will only get harder in 2016 and bring continued volatility in the markets.

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2016 might be the year you pull into the gas station and begin to see the price of gas consistently start with a “1.” While it is a boon to consumers as they use that extra cash to pay down debt, it is wreaking continued havoc in the energy industry—an industry that employs a large number of workers at high wages. Pink slips have already come and states such as North Dakota, which experienced its own gold rush as the shale industry virtually took over the state, are beginning to contract. Adjustments will likely be painful and the further deterioration of commodity prices in general (oil, metals, etc.) likely will mean sustained downward heading stock prices for those companies. Saudi Arabia seems to be looking to flood the market with oil, driving down prices and subsequently driving out the competition, including the United States which actually produces oil on par with Saudi Arabia and Russia—unfortunately at a higher cost. Similar to the airline wars some years ago, where consumers were the beneficiaries of cheap air fares in exchange for the eventual consolidation of the airline industry (which ultimately meant fewer, more crowded planes and higher ticket prices), the ultimate outcome of the oil industry might be the same.

Oh, and I forgot to mention that 2016 is an election year. Back on the roller-coaster we go.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI All Asset Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Calendar Effects Fund.

Here is a brief overview of each Fund:

PSI All Asset Fund: FXMAX
Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

The adviser uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the adviser then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for

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conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

As of August 7, 2015, we officially started managing FXMAX using this new strategy and the Fund was renamed PSI All Asset. This strategy has been very popular at our firm because of its performance over the last several years and because it tends to be uncorrelated to the equity markets. Even though we just started using this strategy to manage the Fund, the model was still positive for 2015 and remained up even during the August drawdowns. It performed well during this period because the Fund took advantage of its ability to go both long and short equities. The strategy’s trend indicator turned bearish at the end of August and continued to be bearish through September and October. This caused the Fund to take small positions in buying oversold assets and large positions in shorting overbought assets. This short bias resulted in a positive September when the S&P was down about 5.2%, but hurt performance in October as the markets rebounded strongly. The Fund was down slightly against the market in November, but the bearish trend indicators helped the Fund significantly outperform the market in December. The trend factor is a blend of multiple momentum and predictive indicators—below is a graph of how the factor has evolved over time.

It was mostly bullish (above the x-axis) from the start of the year until the August crash. It remained bearish from that point until the last week of December when it began to be slightly bullish. So it goes into 2016 with a slightly bullish stance—but this could change quickly as the indicator is still close to a neutral point.

For 2016, we are excited by the fact that Fed has finally embarked upon the path to normalizing interest rates, which is directly opposed to the current policy of other central banks. This will inevitably lead to a more interesting global macro picture resulting from a rise in global monetary flows. And that could translate into higher quality trading and tactical opportunities than we have seen in recent years.

Since implementing the new strategy to manage All Asset, we have had a significant increase in assets. At the beginning of August, the AUM was slightly over $10 million. Currently, the Fund has more than $33 million in AUM. As stated before, this strategy is very popular—we are working hard to increase assets on a daily basis.

Since the management strategy for the Fund changed in August of 2015, for the four-month period ending December 31, 2015, the Fund was flat, returning 0.00%. (The HFN Long/Short Equity Index returned 0.76% for the same four-month period ending December 31, 2015.)

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The All Asset Fund’s return was down 6.08% for the six month period ending December 31, 2015. The six month return for the HFN Long/Short Equity Index was down -1.15% for the same period. The S&P 500 Total Return Index was 0.15% for the six month period ending December 31, 2015.

PSI Total Return Fund: FXBAX
Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

U.S. Treasury bonds as an asset class had a lackluster 2015 where buy and hold generated a negative total return. The 30 year yields were mostly choppy and constrained within a relatively tight band between 2.25% and 3.25%. The dynamic trading approach used by the Fund was able to find trading opportunities in this challenging environment. It contains a systematic portfolio overlay that overweights and underweights the submodels (30+ sub-models) based on their recent and predicted efficacy; the re-weightings are done weekly and monthly. The intent of this complex approach is to try and adapt to current factors that are influencing the U.S. T-bonds. U.S. T-bonds tend to be driven by factors such as fundamentals, momentum, and reversion where the factors tend to have cyclical influence on bond price movement, especially in periods when there are many macro cross-currents, like in 2015.

The Fund performed in a manner similar to the Barclays Capital US Aggregate Bond index in the fourth quarter. Even with all the price volatility of the bond markets, the Fund did a good job of moderating these wild swings. In fact, during 2015, bond price volatility was similar to the equity markets. This volatility has proven to be hard to navigate for almost all bond managers. As a reminder, the Fund has a core allocation to bonds and the remainder of the model is allocated to strategies that attempt to outperform by going both long and short bonds. Previously, we had relied on one single source for this portion of the Fund; however, recently we have diversified into three signals to increase diversification. The hedges have proven to be a slight headwind to the performance. In the third quarter, however, the Fund did a good job of moderating the volatility and performed within a few basis points of its benchmark. We are encouraged to see these hedges and diversified signals start to outperform against our peers in December and of this writing in early January 2016. The benchmarks were all down approximately 50 basis points during that month, but our Fund was up 36 basis points.

We predict that 2016 will continue to be a relatively directionless environment for the U.S. T-bonds due to several opposing macro forces, the main ones being the moderate upward pressure in U.S. rates counteracted by weak global growth. However, we are bullish on the Fund for 2016 as we believe most bond funds will struggle in a rising rate environment.

The Total Return Fund was down 2.19% for the six month period ending December 31, 2015. The six month return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was 0.65% for the same period.

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PSI Strategic Growth Fund: FXSAX
Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

In fact, looking back over the year, the Fund did well in almost every quarter, especially compared to funds in the Morningstar Tactical Allocation category. The Fund performed well early in the year as the markets generally rose slightly higher, but did exceptionally well during the August drawdown and actually had a positive return for the third quarter—unlike many equity mutual funds. The only exception was December. The Fund was down over 5% percent compared to the market being down only 1.58%. Despite this underperformance, the Fund still outperformed many other similar funds.

When we look at the statistics within the Fund for the fourth quarter, 51% of days during the quarter the strategy had a positive or zero return, while 49% had a loss. Looking forward, we like how the models are positioned as the markets are already experiencing higher than normal levels of volatility in early 2016. Our process historically has done its best during turbulent markets.

The Strategic Growth Fund was returned 0.10% for the six month period ending December 31, 2015. The six month return for the HFN Long/Short Index was down 1.15% for the same period. The S&P 500 Total Return Index was 0.15% for the six month period ending December 31, 2015.

PSI Tactical Growth Fund: FXTAX
Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections. The Tactical Growth Fund was down 4.50% in the 3rd quarter of 2014. The Fund combines the research of several of our most popular signal providers, resulting in a mutual fund that is diversified among several non-correlated strategies. Several of the underlying strategies experienced losses because of the whipsaws in August, when the market sold off during the first part of the month. Over time, the Fund will generally lag in bull markets because tactical signal providers are rarely fully invested. In bear markets, however, we can quickly allocate a large percentage to cash. Therefore, in the past these strategies have significantly over-performed in falling markets. We think that most investors should have some portion of their assets in a mutual fund such as Tactical Growth.

Early in the year the Fund did exceptionally well as all of the underlying strategies performed above expectations and beat most of the comparable funds in the Morningstar Tactical Allocation

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category. Even through August the Fund performed well and didn’t participate fully in the markets’ drawdown. In October and November, however, most of the signals remained cautious and did not participate in the strong rally. The rally was a rarity and was the strongest the market had seen in several years, catching these strategies flatfooted. The Fund underperformed in the fourth quarter. A majority of the underperformance in the quarter was attributed to one specific strategy within the Fund. This quantitative strategy was on the wrong side of the market during the considerably volatile fourth quarter. In short, this portion of the Fund was whipsawed; buying before the market went down and then selling before the market rallied. We reduced the allocation to this strategy during the quarter. So far in early January, the Fund has performed much better than the Morningstar Tactical Allocation peer group. During short periods of time, this Fund can underperform if the strategies are out of sync with the market gyrations. Over time, we continue to expect this Fund to provide returns similar to its benchmark and doing so with less volatility.

The Tactical Growth Fund was down 11.67% for the six month period ending December 31, 2015. The six month return for the HFN Multi-Strategy Index was down 1.69% for the same period. The S&P 500 Total Return Index was 0.15% for the six month period ending December 31, 2015.

PSI Calendar Effects Fund: FXCAX
Investment Strategy

The Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (IP) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

The Calendar Effects Fund takes advantage of the Calendar Effects phenomenon in the equity market. Concentrating on only those short periods of time that are historically most advantageous for potential gains, the Fund spends more than 70% of its time in a typed year in the safety of cash or money market positions.

The underlying strategy kept the Fund in cash for a good portion of the quarter, but was partially invested during the market rebound in October and November. In December, the Fund outperformed the market and many of its comparable funds by posting a small gain of 52 basis points, compared to the market losing 158 basis points.

Early in the year, the Fund was down more than the market, but an exceptionally strong third quarter propelled the Fund closer to most of its peers. The reason for the outperformance was the Fund remained in cash during most of July and August. It entered the market at the bottom of the China crisis in late August and participated as the market rebounded. Then it went back to an all cash position as the rebound started to deteriorate.

To summarize, the Fund underperformed in the first half of the year, but outperformed in the second half of 2015. Since 2002, this strategy has a strong record of capturing gains and avoiding market drawdowns for our clients. We expect to see this reflected in the Fund as well.

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The Calendar Effects Fund returned 5.30% for the six month period ending December 31, 2015. The six month return for the Dow Jones Moderately Conservative U.S. Index was down 0.84% for the same period. The S&P 500 Total Return Index was 0.15% for the six month period ending December 31, 2015.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski
President

Definitions

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC -registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed -rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

HFN Long/Short Equity Index: This index includes funds that typically buy equity securities with the expectation they will go up in price and sell short equity securities with the expectation they will decline in price. Funds may either be “net long” or “net short” and may change their net position frequently. The basic belief behind this strategy is that it will allow the fund to profit from both undervalued and overvalued securities and protect capital in many types of market conditions. You cannot invest directly in an index.

HFN Multi-Strategy Index: This index includes funds that run several different strategies in-house that contribute to the total performance of the fund. A multi-strategy product may consist of one or a number of managers simultaneously operating, for example, a distressed debt portfolio, merger-arbitrage, convertible arbitrage, and long/short equity strategies for the same fund. You cannot invest directly in an index.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

Russell 3000 Index: The Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

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Morningstar Tactical Allocation Category: Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions and bond sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a series of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity region or bond sector exceeds 50%.

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PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2015
PSI All Asset Fund – Class A	(6.08)%	(7.77)%	(4.95)%	(4.26)%
PSI All Asset Fund – Class A with load	(11.47)%	(13.06)%	(6.06)%	(5.32)%
S&P 500 Total Return Index ***	0.15%	1.38%	12.57%	15.31%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense for the Fund’s Class A shares are 3.37%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015:

% of Net Assets
Exchange Traded Funds	80.1%
Money Market Fund	16.1%
Other Assets less Liabilities, Net	3.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2015
PSI Total Return Fund – Class A	(2.19)%	(4.72)%	(1.71)%	(1.76)%
PSI Total Return Fund – Class A with load	(7.82)%	(10.17)%	(2.87)%	(2.84)%
Barclays Aggregate Bond Index***	0.65%	0.55%	3.25%	2.87%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.50%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Capital U. S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015:

% of Net Assets
Exchange Traded Funds	59.2%
Mutual Funds	24.1%
Money Market Fund	15.0%
Other Assets less Liabilities, Net	1.7%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2015
PSI Strategic Growth Fund – Class A	0.10%	0.30%	0.90%	2.99%
PSI Strategic Growth Fund – Class A with load	(5.64)%	(5.47)%	(0.30)%	1.86%
S&P 500 Total Return Index ***	0.15%	1.38%	12.57%	15.31%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.39%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015:

% of Net Assets
Exchange Traded Funds	73.3%
Money Market Fund	8.3%
Other Assets less Liabilities, Net	18.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2015
PSI Tactical Growth Fund – Class A	(11.67)%	(8.71)%	(0.52)%	1.08%
PSI Tactical Growth Fund – Class A with load	(16.75)%	(13.96)%	(1.69)%	(0.03)%
S&P 500 Total Return Index ***	0.15%	1.38%	12.57%	15.31%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense for the Fund’s Class A shares are 2.95%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015:

% of Net Assets
Exchange Traded Funds	53.6%
Mutual Funds	23.4%
Money Market Fund	25.1%
Other Assets less Liabilities, Net	(2.1)%
100.0%

Please refer to the Portfolio of Investments in this semi- annual report for a detailed analysis of the Fund’s holdings.

PSI Calendar Effects Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

	Six	One	Inception** -
	Months	Year	December 31, 2015
PSI Calendar Effects Fund – Class A	5.30%	(3.75)%	(0.77)%
PSI Calendar Effects Fund – Class A with load	(0.71)%	(9.31)%	(3.45)%
S&P 500 Total Return Index ***	0.15%	1.38%	9.52%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense for the Fund’s Class A shares are 1.94%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015:

% of Net Assets
Exchange Traded Funds	87.1%
Money Market Fund	11.6%
Other Assets less Liabilities, Net	1.3%
100.0%

Please refer to the Portfolio of Investments in this semi- annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 80.1%
	BOND FUNDS - 38.8%
59,879	iShares Short Treasury Bond ETF	$6,599,863
143,006	SPDR Barclays 1-3 Month T-Bill *	6,532,514
		13,132,377
	LARGE CAP GROWTH - 3.1%
35,229	ProShares UltraShort QQQ *	1,046,654

	SPECIALTY FUNDS - 38.2%
499,265	Market Vectors Gold Miners ETF	6,849,916
231,030	Market Vectors Oil Service ETF	6,110,743
		12,960,659

	TOTAL EXCHANGE TRADED FUNDS (Cost - $27,099,882)	27,139,690

	SHORT-TERM INVESTMENTS - 16.1%
	MONEY MARKET FUND - 16.1%
5,461,438	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.29% ** (Cost - $5,461,438)	5,461,438

	TOTAL INVESTMENTS - 96.2% (Cost - $32,561,320)(a)	$32,601,128
	OTHER ASSETS LESS LIABILITIES - NET - 3.8%	1,296,904
	NET ASSETS - 100.0%	$33,898,032

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,575,828 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$50,978
Unrealized depreciation:	(25,678)
Net unrealized appreciation:	$25,300

See accompanying notes to financial statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 59.2%
	BOND FUNDS - 59.2%
110,000	AdvisorShares YieldPro ETF	$2,505,800
15,036	iShares 20+ Year Treasury Bond ETF	1,813,642
27,501	SPDR Barclays 1-3 Month T-Bill *	1,256,246
6,390	SPDR Barclays Short Term Corporate Bond ETF	194,256
8,075	SPDR Nuveen Barclays Municipal Bond ETF	196,867
2,441	Vanguard Short-Term Bond ETF	194,231
2,452	Vanguard Short-Term Corporate Bond ETF	193,684
27,463	Vanguard Total International Bond ETF	1,452,244
	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,080,736)	7,806,970

	MUTUAL FUNDS - 24.1%
	ASSET ALLOCATION - 10.7%
78,125	Eaton Vance Global Macro Absolute Return Advantage Fund	759,375
59,440	Litman Gregory Masters Alternative Strategies Fund	653,846
		1,413,221
	BOND FUNDS - 9.6%
58,501	DoubleLine Total Return Bond Fund	630,640
26,000	Guggenheim - Macro Opportunities Fund - Institutional Shares	640,900
		1,271,540
	EQUITY FUND - 3.8%
39,201	Calamos Market Neutral Income Fund	494,712

	TOTAL MUTUAL FUNDS (Cost - $3,347,858)	3,179,473

	SHORT-TERM INVESTMENTS - 15.0%
	MONEY MARKET FUND - 15.0%
1,983,034	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.29% ** (Cost - $1,983,034)	1,983,034

	TOTAL INVESTMENTS - 98.3% (Cost - $13,411,628)(a)	$12,969,477
	OTHER ASSETS LESS LIABILITIES - NET - 1.7%	221,613
	NET ASSETS - 100.0%	$13,191,090

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,597,628 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,780
Unrealized depreciation:	(629,931)
Net unrealized depreciation:	$(628,151)

See accompanying notes to financial statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 73.3%
	BOND FUNDS - 48.80%
58,352	iShares Short Treasury Bond ETF	$6,431,557
65,182	Guggenheim Enhanced Short Duration ETF	3,250,626
135,697	SPDR Barclays 1-3 Month T-Bill *	6,198,639
		15,880,822
	LARGE CAP GROWTH - 24.5%
27,878	iShares Core S&P 500 ETF	5,711,366
11,010	SPDR S&P 500 ETF	2,244,829
		7,956,195

	TOTAL EXCHANGE TRADED FUNDS (Cost - $23,949,372)	23,837,017

	SHORT-TERM INVESTMENTS - 8.3%
	MONEY MARKET FUND - 8.3%
2,712,462	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.29% ** (Cost - $2,712,462)	2,712,462

	TOTAL INVESTMENTS - 81.6% (Cost - $26,661,834)(a)	$26,549,479
	OTHER ASSETS LESS LIABILITIES - NET - 18.4%	5,992,878
	NET ASSETS - 100.0%	$32,542,357

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,720,476 and differs from fair market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$460
Unrealized depreciation:	(171,457)
Net unrealized depreciation:	$(170,997)

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 53.6%
	BOND FUNDS - 21.6%
7,151	iShares 20+ Year Treasury Bond ETF	$862,554
36,118	SPDR Barclays 1-3 Month T-Bill *	1,649,870
		2,512,424
	LARGE CAP GROWTH - 12.6%
2,837	ProShares Ultra QQQ	222,307
14,438	ProShares Ultra S&P500	909,594
16,658	ProShares UltraShort S&P500 *	331,994
		1,463,895
	SPECIALTY FUNDS - 19.4%
6,066	First Trust Dow Jones Internet Index Fund	452,584
11,115	iShares iBoxx $ High Yield Corporate Bond ETF	895,647
7,721	iShares MSCI EAFE ETF	453,609
1,332	iShares Nasdaq Biotechnology ETF	450,655
		2,252,495

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,282,706)	6,228,814

	MUTUAL FUND - 23.4%
	ASSET ALLOCATION FUND - 23.4%
229,695	KCM Macro Trends Fund (Cost - $2,738,025)	2,717,289

	SHORT-TERM INVESTMENTS - 25.1%
	MONEY MARKET FUND - 25.1%
2,913,984	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.29% ** (Cost - $2,913,984)	2,913,984

	TOTAL INVESTMENTS - 102.1% (Cost - $11,934,715)(a)	$11,860,087
	OTHER ASSETS LESS LIABILITIES - NET - (2.1)%	(247,232)
	NET ASSETS - 100.0%	$11,612,855

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,273,538 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$25,103
Unrealized depreciation:	(438,554)
Net unrealized depreciation:	$(413,451)

See accompanying notes to financial statements.

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 87.1%
	BOND FUND - 10.1%
2,472	iShares 7-10 Year Treasury Bond ETF	$261,018
11,236	SPDR Barclays Short Term Corporate Bond ETF	341,574
14,204	SPDR Nuveen Barclays Municipal Bond ETF	346,294
4,291	Vanguard Short-Term Bond ETF	341,435
5,750	Vanguard Short-Term Corporate Bond ETF	454,193
		1,744,514
	LARGE CAP GROWTH - 77.0%
27,933	iShares Russell 1000 Growth ETF	2,778,775
25,157	iShares S&P 500 Growth ETF	2,913,180
12,377	ProShares Ultra Dow30	796,089
37,313	ProShares Ultra QQQ	2,923,846
22,114	SPDR Dow Jones Industrial Average ETF	3,847,615
		13,259,505

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,013,066)	15,004,019

	SHORT-TERM INVESTMENTS - 11.6%
	MONEY MARKET FUND - 11.6%
2,003,434	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.29% * (Cost - $2,003,434)	2,003,434

	TOTAL INVESTMENTS - 98.7% (Cost - $17,016,500)(a)	$17,007,453
	OTHER ASSETS LESS LIABILITIES - NET - 1.3%	219,531
	NET ASSETS - 100.0%	$17,226,984

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,100,475 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,346
Unrealized depreciation:	(104,368)
Net unrealized depreciation:	$(93,022)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2015 (Unaudited)

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$32,561,320	$13,411,628	$26,661,834	$11,934,715	$17,016,500
At value	$32,601,128	$12,969,477	$26,549,479	$11,860,087	$17,007,453
Cash	—	50,649	—	—	—
Receivable for securities sold	17,119,094	433,798	17,712,683	3,629,832	—
Receivable for Fund shares sold	220,930	998,066	346,838	629,559	253,830
Dividends and interest receivable	6,120	5,639	6,712	2,710	1,412
Prepaid expenses and other assets	10,646	14,167	8,376	8,401	24,187
TOTAL ASSETS	49,957,918	14,471,796	44,624,088	16,130,589	17,286,882

LIABILITIES
Payable for securities purchased	15,979,690	1,200,301	11,992,299	4,449,474	—
Payable for Fund shares redeemed	7,550	42,968	8,055	26,246	15,006
Investment advisory fees payable	29,336	821	25,378	1,700	15,714
Payable to related parties	6,536	12,951	12,179	14,378	15,228
Distribution (12b-1) fees payable	7,047	2,668	6,766	2,426	3,929
Non 12b-1 shareholder servicing fees payable	19,381	13,256	26,187	10,927	—
Accrued expenses and other liabilities	10,346	7,741	10,867	12,583	10,021
TOTAL LIABILITIES	16,059,886	1,280,706	12,081,731	4,517,734	59,898
NET ASSETS	$33,898,032	$13,191,090	$32,542,357	$11,612,855	$17,226,984

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$43,301,712	$19,443,301	$33,538,033	$13,443,729	$17,973,456
Accumulated net investment loss	(279,999)	(100,154)	(342,772)	(238,267)	(292,489)
Accumulated net realized loss from security transactions	(9,163,489)	(5,709,906)	(540,549)	(1,517,979)	(444,936)
Net unrealized appreciation (depreciation) of investments	39,808	(442,151)	(112,355)	(74,628)	(9,047)
NET ASSETS	$33,898,032	$13,191,090	$32,542,357	$11,612,855	$17,226,984

Net Asset Value Per Share:
Class A Shares:
Net Assets	$33,898,032	$13,191,090	$32,542,357	$11,612,855	$17,226,984
Shares of beneficial interest outstanding	4,391,627	1,585,383	3,224,987	1,299,179	1,768,746
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$7.72	$8.32	$10.09	$8.94	$9.74
Maximum offering price per share (maximum sales charges of 5.75%)	$8.19	$8.83	$10.70	$9.48	$10.33

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2015 (Unaudited)

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$25,872	$193,554	$91,466	$90,250	$57,202
Interest	2,098	480	1,898	913	593
TOTAL INVESTMENT INCOME	27,970	194,034	93,364	91,163	57,795

EXPENSES
Investment advisory fees	143,920	65,341	157,624	65,004	95,299
Distribution (12b-1) fees	35,980	18,150	39,406	16,251	23,825
Administrative services fees	22,093	22,035	22,131	22,029	7,750
Non 12b-1 shareholder servicing fees	21,588	10,890	23,644	9,750	—
Accounting services fees	12,752	12,098	12,737	12,098	12,098
Registration fees	11,004	7,324	10,584	11,906	11,901
Transfer agent fees	9,262	9,613	9,566	9,415	9,746
Audit fees	5,737	5,999	12,090	6,801	7,884
Legal fees	5,105	5,042	5,192	5,042	3,781
Trustees’ fees	4,884	5,759	6,137	5,962	4,801
Printing expenses	2,577	3,205	5,455	2,758	3,623
Custodian fees	2,445	2,535	2,521	2,535	2,363
Compliance officer fees	2,241	3,100	5,442	2,387	3,418
Insurance expense	252	184	138	138	—
Other expenses	1,008	895	844	706	819
TOTAL EXPENSES	280,848	172,170	313,511	172,782	187,308
Less: Fees waived by Advisor	(5,849)	(45,304)	(13,916)	(49,381)	—
NET EXPENSES	274,999	126,866	299,595	123,401	187,308
NET INVESTMENT INCOME (LOSS)	(247,029)	67,168	(206,231)	(32,238)	(129,513)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(1,802,387)	(279,767)	143,750	(1,142,160)	658,852
Net change in unrealized appreciation (depreciation) on investments	150,250	(104,710)	3,370	(518,474)	478,481
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,652,137)	(384,477)	147,120	(1,660,634)	1,137,333

NET INCREASE (DECREASE) IN NET ASSETS	$(1,899,166)	$(317,309)	$(59,111)	$(1,692,872)	$1,007,820

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(247,029)	$(121,299)	$67,168	$72,306
Net realized loss from security transactions	(1,802,387)	(678,758)	(279,767)	(1,357,108)
Distributions of realized gains by underlying investment companies	—	50,509	—	11,603
Net change in unrealized appreciation (depreciation) on investments	150,250	(401,483)	(104,710)	(830,812)
Net decrease in net operations	(1,899,166)	(1,151,031)	(317,309)	(21,044,011)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(234,345)	(567,753)
From net realized gains	—	—	—	—
Net increase (decrease) in net assets from distributions to shareholders	—	—	(234,345)	(567,753)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	40,879,103	2,418,386	3,413,487	4,683,824
Net asset value of shares issued in reinvestment of distributions	—	—	234,178	564,839
Redemption fee proceeds	1,552	336	53	205
Payments for shares redeemed	(16,120,458)	(16,677,743)	(5,949,511)	(19,411,494)
Net increase (decrease) in net assets from shares of beneficial interest	24,760,197	(14,259,021)	(2,301,793)	(14,162,626)

TOTAL DECREASE IN NET ASSETS	22,861,031	(15,410,052)	(2,853,447)	(16,834,390)

NET ASSETS
Beginning of Period	11,037,001	26,447,053	16,044,537	32,878,927
End of Period *	$33,898,032	$11,037,001	$13,191,090	$16,044,537
* Includes accumulated/undistributed net investment income (loss) of:	$(279,999)	$(32,970)	$(100,154)	$67,023

SHARE ACTIVITY
Class A:
Shares Sold	5,091,760	286,590	427,343	512,933
Shares Reinvested	—	—	—	63,680
Shares Redeemed	(2,042,665)	(1,989,621)	(693,614)	(2,141,998)
Net increase (decrease) in shares of beneficial interest outstanding	3,049,095	(1,703,031)	(266,271)	(1,565,385)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
	(Unaudited)		(Unadited)
FROM OPERATIONS
Net investment loss	$(206,231)	$(243,190)	$(32,238)	$(7,369)
Net realized gain (loss) from security transactions	143,750	(323,947)	(1,142,160)	79,707
Distributions of realized gains by underlying investment companies	—	—	—	22,839
Net change in unrealized appreciation (depreciation) on investments	3,370	(309,001)	(518,474)	(345,542)
Net decrease in net assets resulting from operations	(59,111)	(876,138)	(1,692,872)	(250,365)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(53,839)	(29,817)
From net realized gains	(348,744)	(329,965)	—	(672,436)
Net decrease in net assets from distributions to shareholders	(348,744)	(329,965)	(53,839)	(702,253)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	16,413,813	32,252,234	6,216,859	4,135,196
Net asset value of shares issued in reinvestment of distributions	348,716	329,965	53,699	699,136
Redemption fee proceeds	1,550	6,941	231	751
Payments for shares redeemed	(13,168,804)	(21,509,161)	(5,551,063)	(13,132,252)
Net increase (decrease) in net assets from shares of beneficial interest	3,595,275	11,079,979	719,726	(8,297,169)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,187,420	9,873,876	(1,026,985)	(9,249,787)

NET ASSETS
Beginning of Period	29,354,937	19,481,061	12,639,840	21,889,627
End of Period *	$32,542,357	$29,354,937	$11,612,855	$12,639,840
* Includes accumulated net investment loss of:	$(342,772)	$(136,541)	$(238,267)	$(152,190)

SHARE ACTIVITY
Class A:
Shares Sold	1,562,222	3,097,257	623,597	402,055
Shares Reinvested	34,289	32,160	5,973	70,265
Shares Redeemed	(1,252,227)	(2,067,937)	(573,044)	(1,280,790)
Net increase (decrease) in shares of beneficial interest outstanding	344,284	1,061,480	56,526	(808,470)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Calendar Effects Fund

	For the	For the
	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015
FROM OPERATIONS	(Unaudited)
Net investment loss	$(129,513)	$(287,100)
Net realized gain (loss) from security transactions	658,852	(1,030,378)
Net change in unrealized appreciation (depreciation) on investments	478,481	(783,095)
Net increase (decrease) in net assets resulting from operations	1,007,820	(2,100,573)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(306,611)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,199,741	9,158,168
Net asset value of shares issued in reinvestment	—	305,354
Redemption fee proceeds	1,175	289
Payments for shares redeemed	(7,950,128)	(23,207,933)
Net decrease in net assets from shares of beneficial interest	(5,749,212)	(13,744,122)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,741,392)	(16,151,306)

NET ASSETS
Beginning of Period	21,968,376	38,119,682
End of Period *	$17,226,984	$21,968,376
* Includes accumulated/undistributed net investment loss of:	$(292,489)	$(162,976)

SHARE ACTIVITY
Class A:
Shares Sold	231,526	919,229
Shares Reinvested	—	29,675
Shares Redeemed	(836,548)	(2,333,649)
Net increase (decrease) in shares of beneficial interest outstanding	(605,022)	(1,384,745)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI All Asset Fund

	For the		For the	For the	For the		For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
Class A Shares	December 31, 2015		June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012		June 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$8.22		$8.68	$8.61	$9.01		$10.44		$10.00
Activity from investment operations:
Net investment income (loss)(2)	(0.07)		(0.05)	(0.01)	0.01		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.43)		(0.41)	0.08	(0.41)		(1.26)		0.62
Total from investment operations	(0.50)		(0.46)	0.07	(0.40)		(1.31)		0.56
Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)	0.01
Less distributions from:
Net realized gains	—		—	—	—		(0.12)		(0.13)
Net asset value, end of period	$7.72		$8.22	$8.68	$8.61		$9.01		$10.44
Total return (4)	(6.08	)% (5)	(5.30)%	0.81%	(4.44)%		(12.59)%		5.72	% (5)
Net assets, end of period (000’s)	$33,898		$11,037	$26,447	$39,771		$46,762		$40,270
Ratio of gross expenses to average net assets (7)	1.94	% (6)	2.30%	1.95%	1.83%		1.74%		2.25	% (6)
Ratio of net expenses to average net assets (7)	1.90	% (6)	1.90%	1.90%	1.84	% (8)	1.90	% (8)	1.90	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.70	)% (6)	(0.65)%	(0.12)%	0.12%		(0.52)%		(0.67	)% (6)
Portfolio Turnover Rate	4078	% (5)	4583%	3987%	4659%		7681%		8039	% (5)

(1)	The PSI Market Neutral Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Total Return Fund

	For the		For the	For the		For the		For the		For the
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
Class A Shares	December 31, 2015		June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$8.66		$9.62	$9.43		$9.83		$9.88		$10.00
Activity from investment operations:
Net investment income (loss)(2)	0.04		0.03	0.04		0.06		(0.02)		0.14
Net realized and unrealized gain (loss) on investments	(0.22)		(0.78)	0.24		(0.26)		0.04		(0.18)
Total from investment operations	(0.18)		(0.75)	0.28		(0.20)		0.02		(0.04)
Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Less distributions from:
Net investment income	(0.16)		(0.21)	—		(0.13)		(0.07)		(0.08)
Net realized gains	—		—	(0.09)		(0.07)		—		—
Total distributions	(0.16)		(0.21)	(0.09)		(0.20)		(0.07)		(0.08)
Net asset value, end of period	$8.32		$8.66	$9.62		$9.43		$9.83		$9.88
Total return (4)	(2.19	)% (6)	(7.82)%	3.04	% (5)	(2.08)%		0.21%		(0.37	)% (6)
Net assets, end of period (000’s)	$13,191		$16,045	$32,879		$62,309		$48,748		$41,815
Ratio of gross expenses to average net assets (8)	2.37	% (7)	1.96%	1.75%		1.69%		1.72%		1.86	% (7)
Ratio of net expenses to average net assets (8)	1.75	% (7)	1.75%	1.75%		1.66	% (9)	1.75	% (9)	1.75	% (7)
Ratio of net investment income (loss) to average net assets (8)	0.93	% (7)	0.30%	0.39%		0.59%		(0.20)%		1.69	% (7)
Portfolio Turnover Rate	916	% (6)	1944%	2108%		1612%		1446%		198	% (6)

(1)	The PSI Total Return Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error.

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund

	For the		For the		For the		For the	For the	For the
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
Class A Shares	December 31, 2015		June 30, 2015		June 30, 2014		June 30, 2013	June 30, 2012	June 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$10.19		$10.71		$10.15		$9.77	$11.02	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.06)		(0.11)		(0.09)		0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.07		(0.28)		0.74		0.64	(0.53)	1.09
Total from investment operations	0.01		(0.39)		0.65		0.66	(0.51)	1.13
Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)	—	0.00	(3)
Less distributions from:
Net investment income	—		—		(0.01)		(0.19)	(0.06)	(0.04)
Net realized gains	(0.11)		(0.13)		(0.08)		(0.09)	(0.68)	(0.07)
Total distributions	(0.11)		(0.13)		(0.09)		(0.28)	(0.74)	(0.11)
Net asset value, end of period	$10.09		$10.19		$10.71		$10.15	$9.77	$11.02
Total return (4)	0.10	% (6)	(3.68	)% (5)	6.53	% (5)	6.86%	(4.13)%	11.29	% (6)
Net assets, end of period (000’s)	$32,542		$29,355		$19,481		$14,063	$17,132	$32,461

Ratio of gross expenses to average net assets (8)	1.99	% (7)	2.08%		2.45%		2.32%	2.12%	2.05	% (7)
Ratio of net expenses to average net assets (8)	1.90	% (7)	1.90%		1.90%		1.90%	1.90%	1.90	% (7)
Ratio of net investment income (loss) to average net assets (8)	(1.31	)% (7)	(0.93)%		(0.92)%		0.20%	0.17%	0.41	% (7)
Portfolio Turnover Rate	1824	% (6)	3517%		4725%		2634%	1277%	328	% (6)

(1)	The PSI Strategic Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error.

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Tactical Growth Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class A Shares	December 31, 2015		June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$10.17		$10.67	$10.47	$9.74	$10.85	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.02	) (3)	—	(0.08)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.17)		(0.09)	1.02	0.93	(0.72)	1.06
Total from investment operations	(1.19)		(0.09)	0.94	0.84	(0.81)	1.00
Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Less distributions from:
Net investment income	(0.04)		(0.02)	—	—	—	(0.00	) (3)
Net realized gains	—		(0.39)	(0.74)	(0.11)	(0.30)	(0.15)
Total distributions	(0.04)		(0.41)	(0.74)	(0.11)	(0.30)	(0.15)
Net asset value, end of period	$8.94		$10.17	$10.67	$10.47	$9.74	$10.85
Total return (4)	(11.67	)% (5)	(0.81)%	9.11%	8.68%	(7.36)%	10.05	% (5)
Net assets, end of period (000’s)	$11,613		$12,640	$21,890	$20,032	$21,235	$26,687
Ratio of gross expenses to average net assets (7)	2.66	% (6)	2.42%	2.08%	2.13%	2.03%	2.33	% (6)
Ratio of net expenses to average net assets (7)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(0.50	)% (6)	(0.04)%	(0.79)%	(0.84)%	(0.87)%	(0.61	)% (6)
Portfolio Turnover Rate	2925	% (5)	5473%	1927%	2105%	1634%	1839	% (5)

(1)	The PSI Tactical Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Calendar Effects Fund

	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
Class A Shares	December 31, 2015		June 30, 2015		June 30, 2014 (1)
	(Unaudited)
Net asset value, beginning of period	$9.25		$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)		(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	0.56		(0.70)		0.20
Total from investment operations	0.49		(0.79)		0.14
Paid-in-Capital from redemption fees	0.00	(3)	—		0.00	(3)
Less distributions from:
Net realized gains	—		(0.10)		—
Net asset value, end of period	$9.74		$9.25		$10.14
Total return (4)	5.30	% (5)	(7.91	)% (8)	1.40	% (5)
Net assets, end of period (000’s)	$17,227		$21,968		$38,120
Ratio of gross expenses to average net assets (7)	1.90	% (6)	1.61%		2.11	% (6)
Ratio of net expenses to average net assets (7)	1.90	% (6)	1.76	% (9)	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(1.47	)% (6)	(0.93)%		(0.89	)% (6)
Portfolio Turnover Rate	849	% (5)	1455%		1038	% (5)

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	There was no effect on total return due to the trade error.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2015

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment company. The TRF, SGF and CEF are non-diversified. The AAF and TGF are diversified funds. AAF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investments companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,139,690	$—	$—	$27,139,690
Mutual Funds	5,461,438	—	—	5,461,438
Total	$32,601,128	$—	$—	$32,601,128

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,806,970	$—	$—	$7,806,970
Mutual Fund	3,179,473	—	—	3,179,473
Short-Term Investments	1,983,034	—	—	1,983,034
Total	$12,969,477	$—	$—	$12,969,477

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,837,017	$—	$—	$23,837,017
Short-Term Investments	2,712,462	—	—	2,712,462
Total	$26,549,479	$—	$—	$26,549,479

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,228,814	$—	$—	$6,228,814
Mutual Fund	2,717,289	—	—	2,717,289
Short-Term Investments	2,913,984	—	—	2,913,984
Total	$11,860,087	$—	$—	$11,860,087

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,004,019	$—	$—	$15,004,019
Short-Term Investments	2,003,434	—	—	2,003,434
Total	$17,007,453	$—	$—	$17,007,453

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013 through 2015, or expected to be taken in the Funds’ June 30, 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$909,171,877	$892,404,614
PSI Total Return Fund	118,203,958	119,184,478
PSI Strategic Growth Fund	476,189,914	476,485,144
PSI Tactical Growth Fund	308,193,735	360,094,492
PSI Calendar Effects Fund	154,708,633	150,173,600

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

During the six months ended December 31, 2015, the Advisory fees accrued for the Funds were as follows:

PSI All Asset Fund	$143,920
PSI Total Return Fund	65,341
PSI Strategic Growth Fund	157,624
PSI Tactical Growth Fund	65,004
PSI Calendar Effects Fund	95,299

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2015 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Adviser), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the six month ended December 31, 2015, the Advisor waived fees for the Funds as follows:

PSI All Asset Fund	$5,849
PSI Total Return Fund	45,304
PSI Strategic Growth Fund	13,916
PSI Tactical Growth Fund	49,381

The PSI Calendar Effects Fund did not waive any fees as of December 31, 2015.

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2015 will expire on June 30 of the following years:

Fund	June 30, 2016	June 30, 2017	June 30, 2018
PSI Market Neutral Fund	$—	$15,625	$74,900
PSI Total Return Fund	—	—	51,275
PSI Strategic Growth Fund	70,399	70,799	46,838
PSI Tactical Growth Fund	50,030	37,278	90,658

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and CEF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended December 31, 2015, AAF, TRF, SGF, TGF and CEF were charged $35,980, $18,150, $39,406, $16,251 and $23,825, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended December 31, 2015, AAL, TRF, SGF, TGF and CEF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”),

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the six months ended December 31, 2015, AAF, TRF, SGF, TGF and CEF assessed redemption fees of $1,552, $53, $1,550, $231 and $1,175, respectively.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI Tactical Growth Fund currently seeks to achieve its investment objective by investing a portion of its assets in Morgan Stanley Institutional Liquidity Funds- Prime Portfolio (the “Portfolio”), ticker MPFXX, a registered open-end fund incorporated in the USA. The fund may redeem its investment from the portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio. The Annual report of the Portfolio, along with the report of the independent registered accounting firm is included in the Portfolio’s N-CSR filing dated October 31, 2015 available at www.sec.gov. As of 12.31.15 the percentage of PSI Tactical Growth Fund’s net assets invested in the Portfolio was 25.1%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2015, Trust Company of America held 47.28%, 34.00% and 64.63% in AAF, TRF and CEF respectively, Matrix Trust Company held 30.88%, 32.37% and 42.26% in TRF, SGF and TGF, respectively, while Ameritrade Inc. held 38.42% in AAF, respectively of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by Matrix Trust Company, Trust Company of America, and Ameritrade are also owned beneficially and, therefore, may be deemed to control the Funds, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	567,753	—	567,753
PSI Strategic Growth Fund	105,818	224,147	329,965
PSI Tactical Growth Fund	452,301	249,952	702,253
PSI Calendar Effects Fund	305,050	1,561	306,611

The tax character of Fund distributions for the year ended June 30, 2014 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	463,414	—	463,414
PSI Strategic Growth Fund	108,178	—	108,178
PSI Tactical Growth Fund	1,371,290	—	1,371,290
PSI Calendar Effects Fund	—	—	—

As of June 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Market Neutral Fund	$—	$—	$(220,077)	$(7,159,487)	$(124,950)	$(7,504,514)
PSI Total Return Fund	234,333	—	(1,036,934)	(4,374,515)	(523,441)	(5,700,557)
PSI Strategic Growth Fund	—	—	(115,505)	(297,949)	(174,367)	(587,821)
PSI Tactical Growth Fund	53,723	—	—	(242,909)	105,023	(84,163)
PSI Calendar Effects Fund	—	—	(833,007)	(349,782)	(571,503)	(1,754,292)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for exchange traded notes and partnerships.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI Market Neutral Fund	$32,970
PSI Strategic Growth Fund	115,505
PSI Calendar Effects Fund	162,976

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI Market Neutral Fund	$187,107
PSI Total Return Fund	1,036,934
PSI Calendar Effects Fund	670,031

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI Market Neutral Fund	$7,159,487	$—	7,159,487	$—
PSI Total Return Fund	3,754,641	619,874	4,374,515	—
PSI Strategic Growth Fund	297,949	—	297,949	—
PSI Tactical Growth Fund	—	242,909	242,909	—
PSI Calendar Effects Fund	349,297	485	349,782	—

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, adjustments for partnerships, grantor trusts, and exchange traded notes, and reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI Market Neutral Fund	$(129,362)	$126,896	$2,466
PSI Total Return Fund	—	1,010,108	(1,010,108)
PSI Strategic Growth Fund	(113,657)	106,649	7,008
PSI Tactical Growth Fund	—	419,756	(419,756)
PSI Calendar Effects Fund	(129,135)	120,115	9,020

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

9.	NEW ACCOUNTING PRONOUCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

EXPENSE EXAMPLES (Unaudited)
December 31, 2015

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/15	12/31/15	7/1/15 – 12/31/15	7/1/15 – 12/31/15
PSI All Asset Fund	$1,000.00	$939.20	$9.26	1.90%
PSI Total Return Fund	$1,000.00	$978.10	$8.70	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,001.00	$9.56	1.90%
PSI Tactical Growth Fund	$1,000.00	$883.30	$8.99	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,053.00	$9.81	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/15	12/31/15	7/1/15 – 12/31/15	7/1/15 – 12/31/15
PSI All Asset Fund	$1,000.00	$1,015.58	$9.63	1.90%
PSI Total Return Fund	$1,000.00	$1,016.34	$8.87	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.58	$9.63	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.58	$9.63	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.58	$9.63	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund, PSI Calendar Effects Fund (Adviser – Portfolio Strategies, Inc.)

In connection with the regular meeting held on March 25-27, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Portfolio Strategies, Inc. (the “Adviser”) and the Trust (the “Advisory Agreement”), with respect to PSI Market Neutral Fund (“PSI Market”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), PSI Total Return Fund (“PSI Total”), PSI Calendar Effects Fund (“PSI Calendar”) (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was founded in 1982 and currently manages approximately $427 million in assets, providing a diverse array of investment services including managed programs, annuities, pension plans and 401(k) accounts for individuals, corporations, non-profit institutions and endowments. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Funds, taking into consideration their education and noting their varied financial industry experience with money management, research, marketing and compliance. The Trustees acknowledged that the Adviser recently added a new compliance analyst to the investment team responsible for assisting the President and Chief Compliance Officer with daily compliance tasks pertaining to updating policies and procedures and regulatory reporting. The Trustees noted the Adviser uses a similar research process for each Fund, which employs data received from multiple research firms specific to each strategy, blending active and tactical solutions in order to determine investment style and positions for each Fund while minimizing volatility. The Trustees noted all the Funds’ strategies are designed to mitigate market volatility and preserve capital using hedging techniques specific to each Fund. The Trustees acknowledged that while there may be times when upside potential is missed causing the Funds to underperform, the Adviser remains committed to its conservative philosophy. The Trustees reviewed the Adviser’s method of monitoring compliance with the Funds’ investment limitations, noting that the Adviser performs daily reviews of each Fund’s holdings using both internal reports and reports provided by the Funds’ administrator and custodian. The Trustees reviewed the Adviser’s broker-dealer selection process, noting it has an established brokerage committee that periodically reviews and evaluates the quality of executions, commission rates, research and other brokerage services to ensure best execution practices are appropriate. The Trustees noted the Adviser reported that there have been no material compliance or litigation issues reported since the last advisory contract approval. The Trustees expressed its appreciation with the Adviser’s longevity, veteran investment team and conviction of its conservative philosophy applied to each Fund. The Trustees concluded that the Adviser should continue to provide high quality service to the Funds and their shareholders.

Performance.

PSI Market. The Trustees evaluated the performance of PSI Market, and they noted that the Fund had underperformed its benchmark, Morningstar category and peer group over all time periods presented. They considered the Fund’s 93rd percentile Morningstar ranking over the 3-year period and the Fund’s 88th percentile Morningstar ranking over the past year. They also noted the Fund’s negative Sharpe and Sortino ratios over the past year. After further discussion, and in consideration of the Adviser’s historical

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

efforts to modify the model that failed to substantially improve performance, they concurred with the Adviser’s recommendation to terminate the strategy and implement a new one as soon as practicable.

PSI Strategic. The Trustees considered the performance of PSI Strategic, noting that despite historical adverse performance, the Fund had shown recent improvement in that over the past year, the Fund outperformed its Morningstar category and peer group, and only slightly underperformed its benchmark. The Trustees considered the Fund’s Sharpe ratio and Sortino ratio over the past year, noting that the Adviser appeared to be adding upside value and controlling downside losses. After discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

PSI Tactical. The Trustees evaluated the performance of PSI Tactical, noting that the Fund underperformed its Morningstar category over all time periods presented, but experienced some outperformance relative to the benchmark and peer group over the 3-year time period. They also noted that the Fund had shown some improvement in year-to-date performance, and they considered the Fund’s Sharpe ratio and Sortino ratio over the past year, which indicated that the Fund was limiting downside losses. After further discussion and consideration of the Fund’s objective, they concluded that the Fund’s performance was not unreasonable.

PSI Total. The Trustees reviewed the performance of PSI Total, and they noted that the Fund had underperformed its benchmark, Morningstar category, Adviser-selected Morningstar category and peer group over all time periods presented. They further noted that the Fund was ranked 99th in its Morningstar category over the 3-year and 1-year time period, and that the Fund had a negative Sharpe and Sortino ratio over the past year. They considered that the Fund had outperformed its benchmark during particular quarters and that the Adviser asserted that it was continuing to adjust the model to improve performance. After further discussion, the Trustees concluded that despite its historical underperformance, the Fund had the potential for improved performance.

PSI Calendar. The Trustees reviewed the Fund’s performance, and discussed the long-term nature of the Fund’s calendar theory strategy. They noted that the Fund’s 1-year performance had outperformed the peer group, slightly underperformed the Morningstar category, and substantially underperformed the benchmark. They also noted over the past year, the Fund ranked in the 76th percentile in its Morningstar category, had a Sharpe ratio greater than 1.00% and a Sortino ratio greater than 2.00%. They reasoned that such statistics indicated that the Fund may be meeting its objective, but that the Fund would require a longer track record before a thorough evaluation of performance could be made. After further discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses.

PSI Market. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% is lower than both the peer group average and the Fund’s Morningstar category average. The Trustees further noted that the Fund’s expense ratio is lower than the peer group average and slightly higher than the Morningstar category average, but well within the range of the Morningstar category. They also noted that the Adviser has an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees noted the Fund’s advisory fee of 1.00% was higher than the averages of both the peer group and the Morningstar category, but within the ranges of both comparison groups. They noted the Adviser employs an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is higher than the average of both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees considered the fact that the Adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

PSI Tactical. The Trustees evaluated the advisory fee the Fund, noting that the advisory fee of 1.00% was higher than the averages of both the peer group and the Morningstar category, but within the ranges of both comparison groups. They noted the Adviser employs an active, tactical strategy with respect to the Fund. The Trustees noted that the Fund’s expense ratio was higher than the average both the peer group and Morningstar category, but also within the ranges of both comparison groups. After discussion, and noting the Adviser had put an expense cap in place, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees evaluated the advisory fee of Total Return, noting that the advisory fee of 0.90% was higher than the averages of both the well-constructed peer group and the Morningstar category, and equal to the highest fee in the Morningstar category. The Trustees noted that the Fund’s expense ratio was higher than the averages of both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees concluded, after discussion and in consideration of the expense cap in place, that the Fund’s advisory fee was not unreasonable.

PSI Calendar. The Trustees noted the Fund’s advisory fee of 1.00% was slightly lower than the peer group average, in line with the Morningstar category average, and well within the ranges of both comparison groups. The Trustees also noted Fund’s net expense ratio was lower than the peer group average, higher than the Morningstar category average, and within the ranges of both comparison groups. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of each Fund. They noted that the Adviser had indicated its willingness to discuss the matter with the Trustees as each Fund grows, and anticipates realizing economies of scale once each Fund reaches significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the Adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the Adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. They noted that the Adviser reported that it realized a loss with respect to PSI Strategic and PSI Tactical, and realized modest profits with respect to PSI Market, PSI Total and PSI Calendar. Based on the information presented, the Trustees concluded that the Adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund and PSI Calendar Effects Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
1724 W Union Avenue, Suite 200
Tacoma, WA 98405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 3/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 3/4/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 3/4/16